UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:    October 13, 2017

HORACE MANN EDUCATORS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-10890	37-0911756
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Horace Mann Plaza, Springfield, Illinois 62715‑0001
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 217‑789‑2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.04:    Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

On October 13, 2017, Horace Mann Educators Corporation (the “Company”) received a notice required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended, regarding a blackout period, described below, under the Horace Mann 401k Plan (the “401(k) Plan”). The recordkeeper for the 401(k) Plan is being changed and the blackout period is necessary to facilitate this change. During the blackout period, 401(k) Plan participants and beneficiaries temporarily will be unable to (1) direct or diversify investments in their individual accounts or (2) obtain a distribution, withdrawal or loan from the 401(k) Plan. The blackout period is expected to begin on October 30, 2017 and is expected to end on or about November 10, 2017 (the “Blackout Period”). Notification of the Blackout Period was sent to all participants or beneficiaries under the 401(k) Plan on October 13, 2017.

Because the 401(k) Plan includes Company common stock as an investment option, on October 13, 2017, the Company sent a notice of the Blackout Period (the “Blackout Period Notice”) to its executive officers and directors in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR of the Securities Exchange Act of 1934, informing them of the restrictions during the Blackout Period on purchasing and selling, or otherwise acquiring, disposing or transferring shares of the Company’s common stock (including derivative securities pertaining to such shares) that they acquire or have previously acquired in connection with their service or employment as a director or executive officer of the Company. A copy of the Blackout Period Notice is attached as Exhibit 99.1 and is incorporated by reference herein.

During the Blackout Period and for a period of two years after the ending date of the Blackout Period, Company stockholders, 401(k) Plan participants or beneficiaries, or other interested persons may obtain, without charge, information about the Blackout Period, including the actual beginning and ending dates of the Blackout Period, by contacting Donald M. Carley, Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer, in writing at Horace Mann Educators Corporation, 1 Horace Mann Plaza, Springfield, Illinois 62715-0001 or by telephone at 217-789-2500.

Item 9.01:    Financial Statements and Exhibits

(d)    Exhibits.

99.1 Notice of Blackout Period to Directors and Executive Officers of Horace Mann Educators Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORACE MANN EDUCATORS CORPORATION

By:  /s/ Kimberly A. Johnson
Name:    Kimberly A. Johnson
Title:    Vice President & Controller
(Principal Accounting Officer)
Date: October 13, 2017

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